AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                              NUMED SURGICAL, INC.

                                       AND

                          NUTRICEUTICAL.COM CORPORATION

                          DATED AS OF JANUARY 15, 1999

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into this 15th day of January, 1999, by and among NuMed Surgical, Inc., a Nevada corporation ("NuMed"), and Nutriceuticals.com Corporation, a Florida corporation ("Nutriceuticals.com").

                             W I T N E S S E T H:

      WHEREAS, NuMed desires to acquire all of the 2,400,000 issued and outstanding shares of the common stock, no par value, of Nutriceuticals.com, through the merger of Nutriceuticals.com with and into NuMed pursuant to the terms hereinafter set forth (the "Merger");

      WHEREAS, the respective Boards of Directors of NuMed and Nutriceuticals.com deem it advisable and to the advantage and welfare of their respective corporations and stockholders, that Nutriceuticals.com be merged with and into NuMed upon the terms and conditions hereinafter specified;

      WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           DESCRIPTION OF TRANSACTION

      1.1 THE MERGER. At the Effective Time (as defined in Section 1.3 herein), in accordance with this Agreement and the relevant provisions of the Nevada General Corporations Law (the "Nevada GCL") and the Florida Business Corporations Act (the "FBCA"), Nutriceuticals.com shall be merged with and into NuMed. NuMed shall be the surviving corporation of the Merger and NuMed shall continue, and be deemed to continue, for all purposes after the Merger, and the existence of Nutriceuticals.com shall cease at the Effective Time. At the Effective Time (as defined in Section 1.3) each issued and outstanding share of the common stock, no par value, of Nutriceuticals.com ("Nutriceuticals Common Stock") shall be converted into the right to receive one (1) share of common stock, $.001 par value per share, of NuMed ("NuMed Common Stock").

      1.2 SURVIVING CORPORATION; CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. Following the Merger, NuMed shall continue to exist under, and be governed by, the laws of the State of Nevada. The Articles of Incorporation of NuMed, as in effect on the Closing Date (as defined in Section 1.4 herein), shall continue in full force and effect as the Articles of Incorporation of NuMed, except that upon the Merger the Articles of Incorporation of NuMed shall be amended to change the name of the corporation to "Nutriceuticals.com Corporation".

      1.3 EFFECTIVE DATE OF THE MERGER. This Agreement shall be submitted to the stockholders of NuMed and to the stockholders of Nutriceuticals.com, as provided in Sections 6.5 and 7.5 hereof, for approval as soon as practicable after the execution of this Agreement. Upon the authorization, approval and adoption of
(i) this Agreement by (a) the affirmative vote of the holders of at least a majority of the outstanding shares of NuMed Common Stock entitled to vote thereon as provided by Nevada GCL, and (b) the affirmative vote of the holders of at least a majority of the outstanding shares of Nutriceuticals Common Stock entitled to vote thereon as provided by the FBCA; and (ii) the Reverse Stock Split (as defined below in this Section 1.4) by the affirmative vote of the holders of at least a majority of the outstanding shares of NuMed Common Stock entitled to vote thereon as provided by Nevada GCL; a Plan and Articles of Merger (the "Articles of Merger") meeting the requirements of the Nevada GCL and meeting the requirements of the FBCA shall be executed, verified and acknowledged as required by the provisions of said laws, and such Articles of Merger shall be delivered to the Department of State of Nevada and to the Department of State of Florida (the "Departments of State") for filing (the time of the latter of such filings being the "Effective Time", and the date of the latter of such filings being the "Effective Date"). The term "Reverse Stock Split" shall mean a one-for-fifty reverse split of the outstanding shares of NuMed Common Stock and the delivery of an amendment of NuMed's Articles of Incorporation to the Nevada Department of State, said amendment reflecting said stock split.

      1.4 PROCEDURE FOR CLOSING. Subject to the satisfaction or appropriate waiver of all conditions precedent thereto, there shall be a closing (the "Closing") at the offices of Schifino & Fleischer, P.A., One Tampa City Center, 201 North Franklin Street, Suite 2700, Tampa, Florida 33602, at 10:00 a.m., or at such other place, date and time as the parties to this Agreement may otherwise agree (the "Closing Date"). At the Closing, the parties to this Agreement will take all actions as may be necessary to cause the filing of the Articles with the Departments of State.

      1.5 CONVERSION OF STOCK. Upon the filing of the Articles by the Departments of State, each issued and outstanding share of Nutriceuticals Common Stock, other than any share with respect to which a dissenting stockholder shall have demanded fair payment for such share in accordance with the FBCA, shall be converted immediately into one (1) share of NuMed Common Stock, as provided in
Section 1.1 hereof.

      1.6 DIRECTORS AND OFFICERS. The directors of NuMed, after the Effective Date of the Merger, who shall hold office until the next annual meeting of shareholders and until their successors are chosen and qualified are as follows:


                                      NAME
                                      ----

                                Jugal K. Taneja

                               Stephen M. Watters

                               William L. LaGamba

                               Mandeep K. Taneja

                               Paul A. Santostasi

      The principal officers of NuMed, after the Effective Date of the Merger, who shall hold office until their successors are chosen and qualified are as follows:


NAME                        POSITION
----                        --------
Stephen M. Watters          President

William L. LaGamba          Secretary

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF NUMED

      Except as disclosed in Exhibit "B" to this Agreement, NuMed represents and warrants to Nutriceuticals.com the following:

      2.1 ORGANIZATION AND STANDING. NuMed is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted. A true and correct copy of (i) its Articles of Incorporation together with all amendments thereto, certified by the Secretary of the State of Nevada, and (ii) its by-laws, certified by the Secretary of such corporation, each as then in effect, has been delivered to Nutriceuticals.com.

      2.2 CAPITALIZATION. The authorized capital stock of NuMed consists of 48,000,000 shares of common stock, par value $.001 per share, and as of the date of this Agreement there are outstanding 8,775,685 shares, all of which have been validly issued and are fully paid and non-assessable.

      2.3 AUTHORITY RELATIVE TO THIS AGREEMENT. The execution of this Agreement by NuMed and the delivery of this Agreement to Nutriceuticals.com have been duly authorized by the Board of Directors of NuMed, and no further corporate or other action is necessary on their part to make this Agreement valid and binding upon and enforceable against NuMed in accordance with the terms hereof or to carry out the transaction contemplated hereby.

      2.4 FINANCIAL STATEMENTS. Attached to this Agreement as Exhibit "C" are the Form 10-KSB Report for the year ended March 31, 1998 and the Form 10-QSB for the six months ended September 30, 1998 containing the financial statements of NuMed for the fiscal year ended March 31, 1998 and September 30, 1998, respectively. Except as contemplated by this Agreement and the transactions contemplated by this Agreement, those statements (i) are in accordance with the books and records of NuMed; (ii) have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis; and (iii) fairly present the results of operations and financial condition of NuMed for the periods covered by the statements.

      2.5 NO MATERIALLY ADVERSE CHANGE. Subsequent to the period covered by the financial statements described in Section 2(d) of this Agreement, except as contemplated by this Agreement or the transactions contemplated by this Agreement, NuMed has not experienced any materially adverse change in its financial condition, assets, liabilities, or results of operations.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF NUTRICEUTICALS.COM

      Except as disclosed in Exhibit "D" to this Agreement, Nutriceuticals.com hereby represents and warrants to NuMed the following:

      3.1 ORGANIZATION AND STANDING. Nutriceuticals.com is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the corporate power and authority to carry on its business as it is now being conducted.

      3.2 CAPITALIZATION. The authorized capital stock of Nutriceuticals.com consists of 1,000,000 shares of preferred stock, no par value; and 9,000,000 shares of common stock, no par value. As of the date of this Agreement there are outstanding 2,400,000 shares common stock only, all of which have been validly issued and are fully paid and non-assessable.

      3.3 AUTHORITY RELATIVE TO THIS AGREEMENT. The execution and delivery of this Agreement by Nutriceuticals.com has been duly authorized by its Board of Directors, and no further corporate action will be necessary on their part to make this Agreement valid and binding upon each of them and enforceable against them in accordance with the terms of this Agreement, or to carry out the actions contemplated by this Agreement.

      3.4 FINANCIAL STATEMENTS. Attached to this Agreement as Exhibit "E" are the financial statements of Nutriceuticals.com at October 31, 1998 and for the period from September 8, 1998 (date of inception) through October 31, 1998.

      3.5 NO MATERIALLY ADVERSE CHANGE. Subsequent to the period covered by the financial statements described in Section 3.4 herein, except as contemplated by this Agreement or the transactions contemplated by this Agreement, Nutriceuticals.com has not experienced any materially adverse change in its financial condition, assets, liabilities, or results of operations.

                                   ARTICLE IV

                               COVENANTS OF NUMED

      NuMed hereby covenants the following:

      4.1 APPROVAL BY STOCKHOLDERS. Prior to the Closing, the shareholders of NuMed, shall have approved the Merger in accordance with the provisions of the Nevada GCL.

      4.2 CONDUCT OF THE BUSINESS UNTIL CLOSING. Except as Nutriceuticals.com may otherwise consent in writing, prior to the Closing NuMed will not conduct any operations and will use its best efforts to preserve the present business organization intact.

      4.3 CORPORATE ACTION; APPROVALS AND CONSENTS. NuMed will take all corporate and other action and use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained in order to effectuate the consummation of the transactions contemplated by this Agreement.
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
      4.4 ADVICE OF CHANGES. Between the date of this Agreement and the Closing, NuMed will promptly advise Nutriceuticals.com in writing of any fact which, if existing or known at the date of this Agreement, would have been required to be set forth in or disclosed pursuant to this Agreement.

      4.5 ACCESS TO PROPERTIES AND RECORDS, ETC. NuMed will give
Nutriceuticals.com and its counsel, accountants, and other representatives full access during normal business hours to all of the properties, personnel, books, tax returns, contracts, commitments and records of NuMed.

      4.6 MERGER PROXY OR INFORMATION STATEMENT. NuMed will prepare the Merger Proxy or Information Statement and, at the time when mailed to the stockholders of NuMed and at all times up to the date of approval of the Merger by the stockholders of NuMed, the Merger Proxy or Information Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to be included by or in the Merger Proxy or Information Statement in order to make the Merger Proxy or Information Statement and the statements therein not misleading; and the Merger Proxy or Information Statement will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                    ARTICLE V

                         COVENANTS OF NUTRICEUTICALS.COM

      Nutriceuticals.com hereby jointly and severally covenants the following:

      5.1 APPROVAL BY STOCKHOLDERS. Prior to the Closing, the shareholders of Nutriceuticals.com, shall approve the Merger in accordance with the provisions of the FBCA.

      5.2 CONDUCT OF THE BUSINESS UNTIL CLOSING. Except as NuMed may otherwise consent in writing, prior to the Closing Nutriceuticals.com will not conduct any operations and will use its best efforts to preserve the present business organization intact.

      5.3 CORPORATE ACTIONS, APPROVALS AND CONSENTS. Nutriceuticals.com will take all corporate and other actions and use their best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained in order to effectuate the consummation of the Merger and the transactions contemplated hereby.

      5.4 ADVICE OF CHANGES. Between the date of this Agreement and the Closing, Nutriceuticals.com will promptly advise NuMed in writing of any fact which, if existing or known at the date of this Agreement, would have been required to be set forth in or disclosed pursuant to this Agreement.

      5.5 ACCESS TO PROPERTIES AND RECORDS, ETC. Nutriceuticals.com will give NuMed and its counsel, accountants, and other representatives full access during normal business hours to all of the properties, personnel, books, tax returns, contracts, commitments and records of Nutriceuticals.com.

      5.6 MERGER PROXY OR INFORMATION STATEMENT. Nutriceuticals.com will cooperate with and will provide all information reasonably requested in writing by NuMed in connection with the preparation by NuMed of any proxy or information statements to be sent to the shareholders of NuMed in connection with the Merger; and Nutriceuticals.com will use its best efforts to assure that any such information provided in writing to NuMed, at the time when provided and at all times up to the date of approval of the Merger by the

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stockholders of NuMed, does not and will not contain any untrue statement of a material fact required to be stated or necessary in order to make such information not misleading.

                                   ARTICLE VI

               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NUMED

      The obligations of NuMed under this Agreement are subject to the satisfaction, at or prior to the Closing, or each of the following conditions (the fulfillment of any of which may be waived in writing by NuMed).

      6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties and statements of Nutriceuticals.com contained in this Agreement, all exhibits to this Agreement and any documents delivered in connection with this Agreement, shall not only have been true and complete as of the date of this Agreement and when made but shall also be true and complete as though again made on the Closing Date, except to the extent that they are incorrect as of the Closing Date by reason of events occurring after the date of this Agreement in compliance with the terms of this Agreement.

      6.2 COMPLIANCE. Nutriceuticals.com shall have performed and complied with all agreements, covenants and conditions required by this Agreement and all exhibits to this Agreement to be performed and complied with by it at or prior to the Closing.

      6.3 GOOD STANDING CERTIFICATES. NuMed shall have received a certificate executed by the Secretary of State of the State of Florida dated within ten (10) days prior to the Closing Date certifying that Nutriceuticals.com is a corporation in good standing under the laws of the State of Florida.

      6.4 CERTIFICATE. NuMed shall have received a certificate executed by the President of Nutriceuticals.com, attested to by the Secretary of such corporation under its corporate seal, dated the Closing Date, satisfactory in form and substance to NuMed and its counsel, certifying as to (i) the fulfillment of matters set forth in Section 6.1 through 6.3 of this Agreement,
(ii) the resolutions adopted by the Board of Directors of Nutriceuticals.com approving the execution of this Agreement and the consummation of the transactions contemplated hereby; (iii) the resolutions adopted by the stockholders of Nutriceuticals.com approving the Merger; (iv) the incumbent officers of Nutriceuticals.com and the authenticity of the signatures of each; and (v) the information, if any, required to be furnished to Nutriceuticals.com pursuant to Section 4(c) of this Agreement.

      6.5 STOCKHOLDER APPROVAL. Holders of a majority of the outstanding shares of common stock of Nutriceuticals.com entitled to vote on the Merger shall have approved the Merger in accordance with the provisions of the FBCA.

      6.6 DISSENTERS' RIGHTS. There shall not be holders of more than five percent (5%) of the issued and outstanding shares of NuMed Common Stock and/or Nutriceuticals.com Common Stock, collectively, who exercise dissenter's rights under the Nevada GCL or the FBCA, respectively.

      6.7 STOCKHOLDER LIST. Nutriceuticals.com shall have delivered to NuMed a list of the stockholders of record as of the close of business on the last business day immediately preceding the Closing.

      6.8 CONSUMMATION OF THE MERGER. The Merger shall have been consummated on or before April 30, 1999.
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
                                   ARTICLE VII

        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NUTRICEUTICALS.COM

      The Obligations of Nutriceuticals.com under this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (the fulfillment of any of which may be waived in writing by Nutriceuticals.com):

      7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties and statements of NuMed contained in this Agreement, all exhibits to this Agreement and any documents delivered in connection with this Agreement, shall not only have been true and complete on the date of this Agreement and when made but shall also be true and complete as though again made on the Closing Date, except to the extent that they are incorrect as of the Closing Date by reason of events occurring after the date of this Agreement in compliance with the terms of this Agreement.

      7.2 COMPLIANCE. NuMed shall have performed and complied with all agreements, covenants and conditions required by this Agreement and all exhibits to this Agreement to be performed and complied with by them at or prior to the Closing.

      7.3 GOOD STANDING CERTIFICATES. Nutriceuticals.com shall have received a certificate executed by the Department of the State of Nevada dated within ten
(10) days prior to the Closing Date certifying that NuMed is a corporation in good standing under the laws of the State of Nevada.

      7.4 CERTIFICATE. Nutriceuticals.com shall have received a certificate executed by the President of NuMed and attested to by its Secretary under its corporate seal, dated the Closing Date, and certifying as to (i) the fulfillment of the matters mentioned in Section 7.1 through 7.3 of this Agreement; (ii) the resolutions adopted by the Board of Directors of NuMed approving the execution of this Agreement and the consummation of the transactions contemplated hereby;
(iii) the resolutions adopted by the shareholders, of the capital stock of NuMed, approving the Merger and this Agreement and the transactions contemplated by this Agreement; (iv) the incumbent officers of the respective corporation and the authenticity of the signatures of each; and (v) the information, if any, required to be furnished to Nutriceuticals.com pursuant to Section 5(d) of this Agreement.

      7.5 STOCKHOLDER APPROVAL. Holders of a majority of the outstanding shares of common stock of NuMed entitled to vote on the Merger shall have approved the Merger in accordance with the provisions of the Nevada GCL.

      7.6 DISSENTERS' RIGHTS. There shall not be holders of more than five percent (5%) of the issued and outstanding shares of NuMed Common Stock and/or Nutriceuticals Common Stock, collectively, who exercise dissenter's rights under the Nevada GCL or the FBCA, respectively.

      7.7 STOCKHOLDER LIST. NuMed shall have delivered to Nutriceuticals.com a list of the stockholders of record as of the close of business on the last business day immediately preceding the Closing.

      7.8 CONSUMMATION OF THE MERGER. The Merger shall have been consummated on or before April 30, 1999.

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

                                  ARTICLE VIII

                         ADDITIONAL TERMS OF TERMINATION

      8.1 INDEMNIFICATION. After the Effective Time, NuMed shall indemnify, defend and hold harmless the current and former directors and officers of NuMed and Nutriceuticals.com against all losses, expenses, claims, damages, or liabilities arising out of actions or omissions occurring at or prior to the Effective Time to the fullest extent permitted under Nevada law and by the NuMed Articles of Incorporation and the NuMed Bylaws as in effect on the date of the Merger Agreement, including provisions relating to advances of expenses incurred in defense of any litigation.

      8.2 MUTUAL TERMINATION. In addition to the provisions of Articles 6 and 7 of this Agreement, this Agreement may be terminated before the Closing by mutual written agreement of the Boards of Directors of the parties to this Agreement.

                                   ARTICLE IX

                                     GENERAL

      9.1 WAIVERS. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained in this Agreement or in any document delivered in connection with this Agreement. The waiver by any party to this Agreement of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

      9.2 SPECIFIC PERFORMANCE; REMEDIES. The parties to this Agreement acknowledge that the performance of their respective obligations under this Agreement is essential to the consummation of the transactions contemplated by this Agreement. Each of them further acknowledges that neither party will have an adequate remedy at law if the other party fails to perform its obligations under this Agreement. In such event, each party shall have the right, in addition to any other rights it may have, to compel specific performance of this Agreement.

      9.3 EXPENSES. Each of the parties to this Agreement shall pay its own expenses in connection with this Agreement and the transactions contemplated by this Agreement, including the fees and expenses of its counsel and its certified public accountants and other experts.

      9.4 CONFIDENTIALITY. If the transactions contemplated by this Agreement are not consummated and are terminated pursuant to Articles VI, VII, or VIII of this Agreement, then each of the parties to this Agreement agrees to keep confidential and shall not use for its own benefit any of the information (unless in the public domain) obtained from any other party and shall promptly return to such other parties all schedules, documents or other written information (without retaining copies thereof) previously obtained from such other parties.

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

      9.5 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed, first class mail, postage prepaid, to:

      If to NuMed:

            NuMed Surgical, Inc.
            7270 Sawgrass Point Drive
            Pinellas Park, Florida 33782

      If to Nutriceuticals.com:

            Nutriceuticals.com Corporation
            6950 Bryan Dairy Road
            Largo, Florida 33777

or to such other address as such party shall have specified by notice in writing to the other parties.

      9.6 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the exhibits to this Agreement and all documents and papers delivered pursuant to this Agreement and any written amendments to this Agreement executed by the parties to this Agreement) constitutes the entire agreement, and supercedes all prior agreements and understandings, oral and written, among the parties to this Agreement with respect to the subject matter of this Agreement.

      9.7 ASSIGNABILITY. This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

      9.8 VENUE; PROCESS. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the Thirteenth Judicial Circuit of the State of Florida, in and for Hillsborough County, Tampa, Florida, or in the United States District for the Middle District of Florida (Tampa Division), with respect to any legal proceedings arising from this Agreement. Such jurisdiction and venue are merely permissive; and, jurisdiction and venue would otherwise be proper. The parties further agree that the mailing of any process shall constitute valid and lawful process against them.

      9.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.10 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      9.11 GOVERNING LAW. This Agreement has been negotiated and prepared and will be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except any choice of law provision of Florida law shall not apply if the law or state or jurisdiction other than Florida would apply thereby).

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
      IN WITNESS WHEREOF, this Agreement has been signed by an officer of each of the parties to this Agreement and duly authorized and attested under the corporate seal by the Secretary of each of such parties, all on the date first above written.

ATTEST:                                   NUTRICEUTICALS.COM CORPORATION

      (Corporate Seal)


                                          By:
-----------------------                       --------------------------
Secretary                                     President


ATTEST:                                   NUMED SURGICAL, INC.

     (Corporate Seal)


                                          By:
-----------------------                      ---------------------------
Secretary                                     President


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